CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher H. Pinkerton, President and Principal Executive Officer of the First Investors Life
Series Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Registrant’s periodic report on Form N-CSR of the First Investors Life Series Funds for
the six months ended June 30, 2011, fully complies with the requirements of Section 13(a) or
15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 7, 2011

/S/ CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer,
First Investors Life Series Funds

CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph I. Benedek, Treasurer and Principal Financial Officer of the First Investors Life Series
Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Registrant’s periodic report on Form N-CSR of the First Investors Life Series Funds for
the six months ended June 30, 2011, fully complies with the requirements of Section 13(a) or
15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 7, 2011

/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer,
First Investors Life Series Funds